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                            PENN SERIES FUNDS, INC.

                        Supplement Dated June 11, 1997
                                      to
             Statement of Additional Information Dated May 1, 1997


      The first paragraph under the section entitled Emerging Growth Fund on page B-15 is deleted and is replaced with the following paragraph:

            Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through (15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.